MAINSTAY FUNDS TRUST

MainStay Cushing MLP Premier Fund

MainStay Cushing Royalty Energy Income Fund

(the “Cushing Funds”)

MainStay Absolute Return Multi-Strategy Fund

(together with the Cushing Funds, the “Funds”)

Supplement dated December 9, 2015 (“Supplement”) to each Summary Prospectus, Prospectus and Statement of Additional Information for the Cushing Funds dated March 31, 2015, and the MainStay Absolute Return Multi-Strategy Fund

dated June 18, 2015, as may be amended or supplemented

Effective December 7, 2015, Daniel L. Spears no longer serves as a portfolio manager for the Funds. All references to Daniel L. Spears as a portfolio manager are deleted.

Otherwise, the portfolio management team for each Fund will remain the same. Jerry V. Swank and Kevin P. Gallagher continue to manage the MainStay Cushing MLP Premier Fund. Jerry V. Swank and Judd B. Cryer continue to manage the MainStay Cushing Royalty Energy Income Fund. Jerry V. Swank, Libby F. Toudouze, Judd B. Cryer, and John Musgrave continue to manage the “Master Limited Partnerships and Other Energy Companies” strategy of the MainStay Absolute Return Multi-Strategy Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.